EXHIBIT 10.2

AMENDMENT NO. 2 TO PURCHASE AND SALE AGREEMENT

This AMENDMENT NO. 2 TO PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of March 26, 2021, is entered into by and among AIT RECEIVABLES, LLC (“AIT Receivables”), as buyer under the Purchase and Sale Agreement (as defined below) (in such capacity, together with its successors and permitted assigns in such capacity, the “Buyer”), APPLIED INDUSTRIAL TECHNOLOGIES, INC. (“Applied Industrial”), as servicer under the Purchase and Sale Agreement (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”) and as an originator under the Purchase and Sale Agreement (in such capacity, together with its successors and permitted assigns in such capacity, an “Originator”), APPLIED INDUSTRIAL TECHNOLOGIES - CA LLC (“Applied - CA”), as an originator under the Purchase and Sale Agreement (in such capacity, together with its successors and permitted assigns in such capacity, an “Originator”), APPLIED INDUSTRIAL TECHNOLOGIES - DIXIE, INC. (“Applied - Dixie”), as an originator under the Purchase and Sale Agreement (in such capacity, together with its successors and permitted assigns in such capacity, an “Originator”), APPLIED INDUSTRIAL TECHNOLOGIES -- PA LLC (“Applied -- PA”), as an originator under the Purchase and Sale Agreement (in such capacity, together with its successors and permitted assigns in such capacity, an “Originator”), APPLIED MAINTENANCE SUPPLIES & SOLUTIONS, LLC (“Applied Maintenance”), as an originator under the Purchase and Sale Agreement (in such capacity, together with its successors and permitted assigns in such capacity, an “Originator”), FCX PERFORMANCE, INC. (“FCX”), as an originator under the Purchase and Sale Agreement (in such capacity, together with its successors and permitted assigns in such capacity, an “Originator”) and acknowledged and agreed to by PNC Bank, National Association (“PNC”), as administrative agent and as group agent for the PNC Group under the Receivables Financing Agreement (as defined below) (in such capacities, together with its successors and permitted assigns in such capacities, the “Administrative Agent” and a “Group Agent”, respectively) and by REGIONS BANK (“Regions”), as group agent for the Regions Group under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, a “Group Agent”).
BACKGROUND
WHEREAS, AIT Receivables, as the borrower, the Servicer, the Persons from time to time party thereto as Lenders and as Group Agents, the Administrative Agent, and, solely with respect to Section 10.10 thereof, PNC Capital Markets LLC (the “Structuring Agent”), entered into the Receivables Financing Agreement as of August 31, 2018 (as amended, restated, supplemented or otherwise modified as of the date hereof and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Receivables Financing Agreement”);

WHEREAS, the Buyer, the Servicer and the Originators entered into the Purchase and Sale Agreement as of August 31, 2018 (as amended, restated, supplemented or otherwise modified as of the date hereof the “Original Purchase and Sale Agreement”; as may be further amended, restated, supplemented or otherwise modified from time to time, the “Purchase and Sale Agreement”); and
WHEREAS, the parties hereto wish to amend the Original Purchase and Sale Agreement pursuant to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings assigned to them in the Purchase and Sale Agreement.
SECTION 2.Amendments to Original Purchase and Sale Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Original Purchase and Sale Agreement is hereby amended as follows:
(a)Section 6.1(g) of the Original Purchase and Sale Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:
(g)    Payments on Receivables, Collection Accounts. Such Originator (or the Servicer or a Sub-Servicer on its behalf) will, at all times, instruct all Obligors to deliver payments on the Pool Receivables (originated by such Originator) to a Collection Account or a Lock-Box; provided, that, with respect to any Receivables, the Originator of which is FCX (the “FCX Receivables”), up to five percent (5%) of payments related to such FCX Receivables may be remitted into an account that is not a Collection Account; provided, further, that upon notice by the Buyer or the Servicer to FCX that such remittance into an account that is not a Collection Account shall no longer be permitted, FCX shall promptly (but in no event later than the thirtieth (30th) calendar day following the date of such notice) (or instruct the Servicer or such Sub-Servicer to) (x) transfer the funds related to the FCX Receivables that are on deposit in an account other than a Collection Account into a Collection Account, (y) no longer deposit such funds into an account other than a Collection Account and (z) instruct the related obligors to deposit any such funds into a Collection Account. Such Originator (or the Servicer or a Sub-Servicer on its behalf) will, at all times, maintain such books and records as are necessary to identify Collections received from time to time on Pool Receivables originated by such Originator and to segregate such Collections from other property of the Servicer, the Sub-Servicers and the other Originators. If any payments on such Pool Receivables or other Collections are received by such Originator, it shall hold such payments in trust for the benefit of the Buyer, the Administrative Agent, the Group Agents and the other Secured Parties and promptly (but in any event within one (1) Business Day after receipt) remit such funds into a Collection Account (subject to the proviso above). Such Originator shall not permit funds other than Collections on Pool Receivables and other Collateral and remittances of funds for Subject Receivables (subject to the proviso below) to be deposited into any Collection Account. If such funds are nevertheless deposited into any Collection Account, such Originator (or the Servicer or Sub-Servicer on its behalf) shall within two (2) Business Days, (x) identify and transfer such funds to the appropriate Person entitled to such funds and (y) instruct such Person to no longer deposit any such funds into any such Collection Account. Such Originator will not, and will not permit the Servicer, any Sub-Servicer, any other Originator or any other Person to commingle Collections or other funds to which the Administrative Agent, any Group Agent or any other Secured Party is entitled with any other funds; provided, that, up to twenty percent (20%) of monthly cash receipts will be permitted to be related to the Subject Receivables; provided, further that, upon notice by the Buyer or the Servicer to the related Subject Originator that such commingling shall no longer be permitted, such Subject Originator shall promptly (but in no event later than the thirtieth (30th) calendar day following the date of such notice) instruct such other Person to (x) transfer such funds related to the Subject Receivables into an account other than a Collection Account, (y) no longer deposit such funds into any Collection Account and (z) instruct the related obligors to no longer deposit any such funds into any such Collection Account.
(b)Schedule I to the Original Purchase and Sale Agreement is hereby deleted and replaced in its entirety with the schedule set forth in Exhibit A attached hereto.
(c)Schedule II to the Original Purchase and Sale Agreement is hereby deleted and replaced in its entirety with the schedule set forth in Exhibit B attached hereto.
(d)Schedule IV to the Original Purchase and Sale Agreement is hereby deleted and replaced in its entirety with the schedule set forth in Exhibit C attached hereto.
SECTION 3.Representations, Warranties and Enforceability. Each of the Originators hereby represents and warrants to the Buyer, as applicable, as of the date hereof with respect to itself, as follows: the representations and warranties of it contained in Article V of the Purchase and Sale Agreement are true and correct in all material respects (unless such representations and warranties contain a materiality qualification, in which case, such representations and warranties shall be true and correct as made) on and as of the date hereof as though made on and as of such date unless such representations and warranties by their terms refer to an earlier date, in which case they shall be true and correct in all material respects (unless such representations and warranties contain a materiality qualification, in which case such representations and warranties shall be true and correct as made) on and as of such earlier date;
(b)no event has occurred and is continuing, or would result immediately after giving effect to this Amendment, that constitutes a Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event, as set forth in Section 8.1 of the Purchase and Sale Agreement; and
(c)(i) the execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment and the Purchase and Sale Agreement, as amended hereby, are within its organizational powers and have been duly authorized by all necessary action on its part and (ii) this Amendment and the Purchase and Sale Agreement, as amended hereby, are its valid and legally binding obligations, enforceable in accordance with their respective terms, except (A) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (B) as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.
SECTION 4.Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:
(a)    Administrative Agent shall have received a fully executed counterpart of (i) this Amendment, (ii) the Amendment 1 to Receivables Financing Agreement and Reaffirmation of Guaranty, dated as of the date hereof, by and among AIT Receivables, as the borrower, the Servicer, PNC, as the Administrative Agent, as a Group Agent and as a Lender, and Regions, as a Group Agent and as a Lender, the various other Lenders and Group Agents from time to time party to the Receivables Financing Agreement, and acknowledged and agreed to by the Structuring Agent, and acknowledged and reaffirmed by, with respect to Section 11 thereof, Applied Industrial, as the performance guarantor, (iii) the Amended and Restated Fee Letter, dated as of the date hereof, by and among the Administrative Agent, the Group Agents, the Lenders and the Structuring Agent, and acknowledged and agreed to by AIT Receivables, as the borrower, (iv) the Joinder Agreement, dated as of the date hereof, by and among FCX and Applied Maintenance, each as an additional originator (FCX and Applied Maintenance, each in such capacity, an “Additional Originator” and collectively, the “Additional Originators”), and consented to by the Buyer, and acknowledged by the Administrative Agent, the Group Agents and the Servicer, (v) the First Amendment Agreement, dated as of the date hereof, by and among Applied Industrial, as borrower, KeyBank National Association, as the administrative agent and as a lender, and the other lenders party thereto, (vi) Amendment No. 1 to Amended and Restated Note Purchase and Private Shelf Agreement, dated as of the date hereof, by and among Applied Industrial, PGIM, Inc. and the Existing Holders (as defined therein) party thereto, (vii) with respect to each of AIT Receivables, the Servicer, Applied - CA, Applied - Dixie and Applied -- PA (collectively, the “Existing Applied Parties”), a certificate of the Secretary or Assistant Secretary of such Existing Applied Party, dated as of the date hereof, attaching a certified copy of the Certificate of Formation or the Certificate of Incorporation, as applicable, the limited liability company agreement or the bylaws, as applicable, the resolutions or unanimous written consent, a good standing certificate issued as of a recent date acceptable to the Administrative Agent by the Secretary of State of the applicable state of formation and an incumbency certificate, in each case, of such Existing Applied Party, in form and substance acceptable to the Administrative Agent, and (viii) with respect to each Additional Originator, (A) the Subordinated Note, dated as of the date hereof, by the Buyer, in favor of such Additional Originator, (B) a certificate of the Secretary or Assistant Secretary of such Additional Originator, dated as of the date hereof, attaching a certified copy of the Certificate of Formation or the Certificate of Incorporation, as applicable, the limited liability company agreement or the bylaws, as applicable, the resolutions or unanimous written consent, a good standing certificate issued as of a recent date acceptable to the Administrative Agent by the Secretary of State of the State of Ohio and an incumbency certificate, in each case, of such Additional Originator, in form and substance acceptable to the Administrative Agent, and (C) a certificate from an Officer of such Additional Originator, dated as of the date hereof, certifying as to the placement of a legend on certain reports, in form and substance acceptable to the Administrative Agent (collectively, the “Amendment Documents”).
(b)    The Administrative Agent shall have received such documents and certificates as the Administrative Agent shall have reasonably requested on or prior to the date hereof.
(c)    PNC, as the Administrative Agent, as a Lender and as the Group Agent for the PNC Group, and Regions, as a Lender and as the Group Agent for the Regions Group, in each case, under the Receivables Financing Agreement, as applicable, shall have received all fees and other amounts due and payable to it under the Transaction Documents and in connection with the Amendment Documents on or prior to the date hereof, including, to the extent invoiced, payment or reimbursement of all fees and expenses (including reasonable and documented out-of-pocket fees, charges and disbursements of counsel) required to be paid or reimbursed on or prior to the date hereof. To the extent such fees and other amounts have not yet been invoiced, the Buyer agrees to remit payment to the applicable party promptly upon receipt of such invoice.
(d)    No Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event, as set forth in Section 8.1 of the Purchase and Sale Agreement, shall have occurred and be continuing.
SECTION 5.Amendment. The Buyer, the Servicer and the Originators hereby agree that the provisions and effectiveness of this Amendment shall apply to the Purchase and Sale Agreement as of the date hereof. Except as amended by this Amendment, the Purchase and Sale Agreement remains unchanged and in full force and effect. This Amendment is a Transaction Document.
SECTION 6.Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart.
SECTION 7.Captions. The headings of the Sections of this Amendment are provided solely for convenience of reference and shall not modify, define, expand or limit any of the terms or provisions of this Amendment.
SECTION 8.Successors and permitted assigns. The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the Buyer, the Servicer and the Originators and their respective successors and permitted assigns.
SECTION 9.Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 10.Governing Law and Jurisdiction. The provisions of the Purchase and Sale Agreement with respect to governing law, jurisdiction, and agent for service of process are incorporated in this Amendment by reference as if such provisions were set forth herein.
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IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.
AIT RECEIVABLES LLC,
as the Buyer

By: /s/ David K. Wells
Name: David K. Wells
Title:     Vice President - CFO & Treasurer
APPLIED INDUSTRIAL TECHNOLOGIES, INC.,
as the Servicer and as an Originator

By: /s/ David K. Wells
Name: David K. Wells
Title:     Vice President - CFO & Treasurer
By: /s/ Fred D. Bauer
Name: Fred D. Bauer
Title: Vice President - General Counsel & Secretary
APPLIED INDUSTRIAL TECHNOLOGIES - CA LLC,
as an Originator

By: /s/ David K. Wells
Name: David K. Wells
Title:     Vice President - CFO & Treasurer
APPLIED INDUSTRIAL TECHNOLOGIES - DIXIE, INC.,
as an Originator

By: /s/ David K. Wells
Name: David K. Wells
Title:     Vice President - CFO & Treasurer
Amendment 2 to PSA (AIT)

APPLIED INDUSTRIAL TECHNOLOGIES -- PA LLC,
as an Originator
By: Applied Industrial Technologies, Inc., its sole member
By: /s/ David K. Wells
Name: David K. Wells
Title:     Vice President - CFO & Treasurer
APPLIED MAINTENANCE SUPPLIES & SOLUTIONS, LLC,
as an Originator
By: /s/ David K. Wells
Name: David K. Wells
Title:     Vice President - CFO & Treasurer
FCX PERFORMANCE, INC.,
as an Originator
By: /s/ David K. Wells
Name: David K. Wells
Title:     Vice President - CFO & Treasurer
Amendment 2 to PSA (AIT)

Acknowledged and agreed to by, as of the date first written above:
PNC BANK, NATIONAL ASSOCIATION,
as the Administrative Agent
By: /s/ Michael Brown
Name: Michael Brown
Title:     Senior Vice President
Amendment 2 to PSA (AIT)

Acknowledged and agreed to by, as of the date first written above:
PNC BANK, NATIONAL ASSOCIATION,
as the Group Agent for the PNC Group
By: /s/ Michael Brown
Name: Michael Brown
Title:     Senior Vice President
Amendment 2 to PSA (AIT)

Acknowledged and agreed to by, as of the date first written above:
REGIONS BANK
as the Group Agent for the Regions Group
By: /s/ Cecil Noble
Name: Cecil Noble
Title:      Managing Director
Amendment 2 to PSA (AIT)

Exhibit A to Amendment 2 to PSA
Schedule I
LIST AND LOCATION OF EACH ORIGINATOR

Originator	Location
Applied Industrial Technologies, Inc.	Ohio
Applied Industrial Technologies - CA LLC	Delaware
Applied Industrial Technologies -- PA LLC	Pennsylvania
Applied Industrial Technologies - Dixie, Inc.	Tennessee
Applied Maintenance Supplies & Solutions, LLC	Ohio
FCX Performance, Inc.	Ohio

Exh. A-1

Exhibit B to Amendment 2 to PSA
Schedule II
LOCATION OF BOOKS AND RECORDS OF ORIGINATORS

Originator	Location of Books and Records
Applied Industrial Technologies, Inc.	One Applied Plaza, MS-56, Cleveland, Ohio 44115
Applied Industrial Technologies - CA LLC	One Applied Plaza, MS-56, Cleveland, Ohio 44115
Applied Industrial Technologies -- PA LLC	One Applied Plaza, MS-56, Cleveland, Ohio 44115
Applied Industrial Technologies - Dixie, Inc.	One Applied Plaza, MS-56, Cleveland, Ohio 44115
Applied Maintenance Supplies & Solutions, LLC	One Applied Plaza, MS-56, Cleveland, Ohio 44115
FCX Performance, Inc.	One Applied Plaza, MS-56, Cleveland, Ohio 44115

Exh. B-1

Exhibit C to Amendment 2 to PSA
Schedule IV
NOTICE ADDRESSES
(A)in the case of the Buyer, at the following address:
AIT Receivables LLC
One Applied Plaza, MS-4
Cleveland, Ohio 44115
Attention: Ryan Cieslak
Telephone: (216) 426-4887
Facsimile: (216) 426-4826
Email: rcieslak@applied.com
(B)in the case of the Servicer, at the following address:
Applied Industrial Technologies, Inc.
One Applied Plaza, MS-56
Cleveland, Ohio 44115
Attention: Fred D. Bauer, Esq.
Telephone: (216) 426-4000
Facsimile: (216) 426-4826
Email: fbauer@applied.com
(C)in the case of each Originator, at the following addresses:
Applied Industrial Technologies, Inc.
One Applied Plaza, MS-56
Cleveland, Ohio 44115
Attention: Fred D. Bauer, Esq.
Telephone: (216) 426-4000
Facsimile: (216) 426-4826
Email: fbauer@applied.com
Applied Industrial Technologies - CA LLC
One Applied Plaza, MS-56
Cleveland, Ohio 44115
Attention: Fred D. Bauer, Esq.
Telephone: (216) 426-4000
Facsimile: (216) 426-4826
Email: fbauer@applied.com
Applied Industrial Technologies -- PA LLC
Exh. C-1

One Applied Plaza, MS-56
Cleveland, Ohio 44115
Attention: Fred D. Bauer, Esq.
Telephone: (216) 426-4000
Facsimile: (216) 426-4826
Email: fbauer@applied.com
Applied Industrial Technologies - Dixie, Inc.
One Applied Plaza, MS-56
Cleveland, Ohio 44115
Attention: Fred D. Bauer, Esq.
Telephone: (216) 426-4000
Facsimile: (216) 426-4826
Email: fbauer@applied.com
Applied Maintenance Supplies & Solutions LLC
One Applied Plaza, MS-56
Cleveland, Ohio 44115
Attention: Fred D. Bauer, Esq.
Telephone: (216) 426-4000
Facsimile: (216) 426-4826
Email: fbauer@applied.com
FCX Performance, Inc.
One Applied Plaza, MS-56
Cleveland, Ohio 44115
Attention: Fred D. Bauer, Esq.
Telephone: (216) 426-4000
Facsimile: (216) 426-4826
Email: fbauer@applied.com

Exh. C-2